
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1998-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      28-Dec-98

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        50,000,000.00       41,587,433.46    3,242,405.31         227,344.64        3,469,749.95         38,345,028.15
       A-2        20,000,000.00       20,000,000.00            0.00         104,000.00          104,000.00         20,000,000.00
       A-3        18,000,000.00       18,000,000.00            0.00          94,950.00           94,950.00         18,000,000.00
       A-4        22,000,000.00       22,000,000.00            0.00         118,800.00          118,800.00         22,000,000.00
       A-5        11,464,000.00       11,464,000.00            0.00          64,867.13           64,867.13         11,464,000.00
       A-6        13,496,000.00       13,496,000.00            0.00          71,753.73           71,753.73         13,496,000.00
       A-7        87,384,000.00       79,995,116.37    1,766,066.35         382,948.22        2,149,014.57         78,229,050.02
       A-8        29,128,000.00       29,128,000.00            0.00         151,222.87          151,222.87         29,128,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
    Total        251,472,000.00      235,670,549.83    5,008,471.66       1,215,886.59        6,224,358.25        230,662,078.17
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal         Interest           Total           Certificate             Current Pass
       Class         CUSIP           Distribution     Distribution    Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MAS8          64.84810620      4.54689280      69.39499900          766.90056300                 6.56000%
        A-2        09367MAT6           0.00000000      5.20000000       5.20000000        1,000.00000000                 6.24000%
        A-3        09367MAU3           0.00000000      5.27500000       5.27500000        1,000.00000000                 6.33000%
        A-4        09367MAV1           0.00000000      5.40000000       5.40000000        1,000.00000000                 6.48000%
        A-5        09367MAW9           0.00000000      5.65833304       5.65833304        1,000.00000000                 6.79000%
        A-6        09367MAX7           0.00000000      5.31666642       5.31666642        1,000.00000000                 6.38000%
        A-7        09367MAY5          20.21040866      4.38236084      24.59276950          895.23310926                 5.22234%
        A-8        09367MAZ2           0.00000000      5.19166678       5.19166678        1,000.00000000                 6.23000%
    -------------------------------------------------------------------------------------------------------------------------------
        Total                         19.91661760      4.83507742      24.75169502          917.24755905
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-7 Rate based on a LIBOR of:        5.04234%
                                                                                                                   --------------















PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     The First National Bank of Chicago
                                                     Mail Suite 0126
                                                     Chicago, IL 60670

                                                                                                 Page 1

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1998-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      28-Dec-98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                   117,828.54          45,334.43
                               Principal Prepayments                               2,691,734.18       1,381,258.17
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-7 Basis Risk Carryover Amount Paid                                           0.00
                               A-7 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     125,556,869.61     110,230,820.82   235,787,690.43


SEC. 7.09 (a) (v)              Servicing Fees                                        100,009.93
                               Insurance Premium Amount                               43,198.00
                               Trustee Fee                                             2,800.28

SEC. 7.09 (a)(vii)             Current Delinquency Advances                        1,001,395.59
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                                     Not in  Foreclosure            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             847    44,736,376.88          1        9,188.53
                                                             30-59 Days             129     6,479,817.86          1       16,154.32
                                          Fixed Group        60-89 Days              41     2,066,166.80          2       68,469.25
                                                               90+ Days              61     3,645,560.66         19    1,156,243.79
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             437    44,105,747.75          0            0.00
                                                             30-59 Days              63     5,364,177.31          0            0.00
                                          Adj. Group         60-89 Days              23     2,499,328.87          1       51,300.00
                                                               90+ Days              24     2,599,863.05         14    1,342,176.86
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number       Principal Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable             0                  0.00
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00
                                Class A-8 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          2,251,841.46             2,873,770.80
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                                8,097,636.08             8,238,297.46

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.1551%                 10.1199%
                               Weighted Average Remaining Term to Maturity                           222                      270

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               648,513.68               447,051.14

SEC. 7.09 (a)(xvi)             Available Funds                                              3,515,971.83             1,982,068.36
                               Total Available Funds                                        3,948,814.42             2,321,542.11

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